EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mercantile Bankshares Corporation (the “Company”) on Form 10-Q for the quarter ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward J. Kelly, III, the Chief Executive Officer, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD J. KELLY, III
Edward J. Kelly, III Chief Executive Officer

Date: July 25, 2003

Mercantile Bankshares Corporation